United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7193

(Investment Company Act File Number)

Federated Institutional Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 05/31/19

Date of Reporting Period: 05/31/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
May 31, 2019
Share Class | Ticker	A | FGUAX	Institutional | FGUSX	Service | FEUSX	R6 | FGULX

Federated Government Ultrashort Duration Fund
Fund Established 1997

A Portfolio of Federated Institutional Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Government Ultrashort Duration Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2018 through May 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Government Ultrashort Duration Fund (the “Fund”),1 based on net asset value for the 10-month reporting period2 ended May 31, 2019, was 1.49% for Class A Shares, 1.87% for Institutional Shares, 1.69% for Service Shares and 1.89% for R6 Shares. The 1.89% total return for Class R6 Shares for the reporting period consisted of 1.89% in dividends and no change in the net asset value of the shares. The total return of the ICE BofAML 6-Month Treasury Bill Index (BAML6MT),3 the Fund's broad-based securities market index, was 2.06% for the same period. The Fund's total return for the most recently completed fiscal period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.
The Fund's investment strategy focused on the allocation of the portfolio among securities of similar types of issuers (referred to as “sectors”) and the selection of individual securities within each sector (referred to as “security selection”). These were the most significant factors affecting the Fund's performance relative to the BAML6MT.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
The Federal Reserve (the “Fed”) tightened monetary policy twice during the reporting period, at the September and December 2018 Federal Open Market Committee meetings. These actions reflected a strong outlook for economic growth and took the federal funds target range from a range of 1.75%-2% to a range of 2.25%-2.5%. In the fourth quarter of 2018, however, concerns over escalating trade conflicts and other global uncertainties took hold and led to a dramatic shift in market expectations regarding future Fed monetary policy actions. In November 2018, the December 2019 Fed Funds futures contract, a measure of market expectations for future policy actions, reflected a 70% probability that the Fed would continue tightening in 2019; by the end of the first quarter of 2019, that probability had shifted to an almost equal probability that the next move from the Fed would be an ease. As trade conflicts intensified further, by the end of the reporting period, the December 2019 Fed Funds futures contract hinted at a virtual certainty of a Fed ease in 2019, with perhaps 2 or 3 moves being reflected. Movements in yields on Treasury securities across the yield curve reflected the pronounced shift in outlook. The yield on the 2-year Treasury security began the reporting period in August 2018 at 2.68% and then rose by almost 0.30% to 2.97% by early November 2018. The market then reversed course, with the yield on the 2-year Treasury declining by over 1% to end the reporting period at 1.93% for a net change of -0.75% over the 10-month reporting period. The yield on the 6-month Treasury bill
Annual Shareholder Report

followed the same pattern over the reporting period but was more tempered in its movements. Beginning the period at 2.2%, the yield rose with the policy tightening by the Fed to a peak of 2.57% before retracing some of that increase to end the period at 2.35%, a net increase in yield over the period of a modest 0.15%. This led to an inverted relationship between Treasury bill yields and the short to intermediate part of the yield curve, a relationship that is often considered indicative of a recessionary outlook.4
SECTOR
As of the end of the reporting period, approximately 56% of the portfolio holdings were in mortgage-backed securities (MBS), up from 53% at the end of July 31, 2018.5 This sector offered incremental yield relative to traditional government money market securities through higher yields. With little price movement in the short duration floating-rate securities typically held by the Fund and a flat to inverted yield curve, the Fund underperformed the BAML6MT over the reporting period.
SECURITY SELECTION
The Fund invests primarily in two types of mortgage securities: hybrid-arm pass-throughs and floating-rate collateralized mortgage obligations (CMOs). These types of MBS held within the portfolio typically have less spread and price volatility than fixed-rate MBS. During the reporting period, Fund management continued to favor floating-rate CMOs because of their relatively low price volatility, shorter reset frequencies and the incremental yield available relative to traditional government money market securities. As of the end of the reporting period, 54% of the Fund's assets were allocated to this security type. The Fund reduced its position in hybrid-arm pass-throughs over the reporting period in favor of 15-year fixed-rate conventional MBS due to the shifting rate outlook. At the end of the reporting period, the Fund held 1.2% of Fund assets in these longer-term holdings. The Fund's security selection added to overall Fund performance during the reporting period.
1	The Fund is not a “money market” fund. Some money market mutual funds attempt to maintain a stable net asset value through compliance with relevant SEC rules. The Fund is not governed by those rules, and its shares will fluctuate in value.
2	The Fund has changed its fiscal year end from July 31 to May 31. This reporting period represents the ten-month period from August 1, 2018 to May 31, 2019.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and further information about, the BAML6MT.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Ultrashort Duration Fund from July 31, 2009 to May 31, 2019, compared to the ICE BofAML US 6-Month Treasury Bill Index (BAML6MT).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of May 31, 2019
■	Total returns shown for Class A Shares include the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800).
■	Effective May 31, 2019, the Fund has changed its fiscal year end from July 31 to May 31.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 5/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	10 Months*	1 Year	5 Years	10 Years
Class A Shares	-0.53%	-0.35%	0.04%	0.05%
Institutional Shares	1.87%	2.14%	0.91%	0.71%
Service Shares	1.69%	2.04%	0.79%	0.60%
Class R6 Shares[3]	1.89%	2.26%	0.81%	0.52%
BAML6MT	2.06%	2.40%	0.99%	0.63%
*	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019. Total returns for periods of less than one year are cumulative.
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund's Class A Shares after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML6MT has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BAML6MT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The BAML6MT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Class R6 Shares commenced operations on March 29, 2016. For the periods prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares Class. The performance of the Institutional Shares Class has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Institutional Shares Class.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At May 31, 2019, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	56.7%
U.S. Government Agency Securities	10.7%
U.S. Treasuries	3.7%
Repurchase Agreements—Cash	29.4%
Other Assets and Liabilities—Net[2]	(0.5)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
May 31, 2019
Principal Amount			Value
	[1]	ADJUSTABLE RATE MORTGAGES—0.7%
		Federal National Mortgage Association ARM—0.7%
$926,035		2.935%, 4/1/2033	$937,106
184,657		3.512%, 9/1/2027	185,719
230,949		3.846%, 5/1/2040	235,601
62,731		3.846%, 5/1/2040	64,007
134,466		3.846%, 8/1/2040	137,136
518,049		4.247%, 6/1/2036	545,302
302,463		4.269%, 6/1/2036	316,008
217,055		4.325%, 7/1/2033	222,378
14,947		4.459%, 8/1/2032	15,273
337,597		4.469%, 4/1/2024	342,415
737,316		4.547%, 8/1/2034	776,103
466,102		4.562%, 9/1/2035	490,364
629,459		4.656%, 9/1/2037	662,859
84,295		4.660%, 2/1/2037	88,034
29,903		4.672%, 5/1/2036	31,476
107,552		4.695%, 3/1/2033	112,437
11,822		4.915%, 12/1/2032	12,444
12,825		4.965%, 2/1/2033	13,499
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $5,130,601)	5,188,161
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—54.8%
		Fannie Mae—0.4%
173,382		Fannie Mae BA 4035, Class FB, 2.929% (1-month USLIBOR +0.500%), 8/25/2039	173,800
321,224		Fannie Mae FA, Class FD, 2.929% (1-month USLIBOR +0.500%), 9/25/2038	321,587
2,513,072		Fannie Mae GS 3381, Class NF, 3.029% (1-month USLIBOR +0.600%), 2/25/2037	2,524,205
		TOTAL	3,019,592
		Federal Home Loan Mortgage Corporation REMIC—3.3%
13,538		Series 1146, Class E, 3.489% (1-month USLIBOR +1.050%), 9/15/2021	13,605
293,775		Series 1534, Class J, 3.339% (1-month USLIBOR +0.900%), 6/15/2023	295,580
294,987		Series 1632, Class FB, 3.639% (1-month USLIBOR +1.200%), 11/15/2023	297,411
170,182		Series 2111, Class MA, 2.939% (1-month USLIBOR +0.500%), 1/15/2029	170,944
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal Home Loan Mortgage Corporation REMIC—continued
$173,881		Series 2111, Class MB, 2.939% (1-month USLIBOR +0.500%), 1/15/2029	$174,660
177,581		Series 2111, Class MC, 2.939% (1-month USLIBOR +0.500%), 1/15/2029	178,376
109,671		Series 2286, Class FA, 2.839% (1-month USLIBOR +0.400%), 2/15/2031	109,985
43,255		Series 2292, Class KF, 2.726% (1-month USLIBOR +0.250%), 7/25/2022	43,228
244,714		Series 2296, Class FC, 2.939% (1-month USLIBOR +0.500%), 6/15/2029	245,793
348,437		Series 2326, Class FJ, 3.389% (1-month USLIBOR +0.950%), 6/15/2031	353,878
569,684		Series 2344, Class FP, 3.389% (1-month USLIBOR +0.950%), 8/15/2031	578,716
258,843		Series 2367, Class FG, 3.059% (1-month USLIBOR +0.620%), 6/15/2031	261,215
104,035		Series 2380, Class FI, 3.039% (1-month USLIBOR +0.600%), 6/15/2031	104,915
682,144		Series 2380, Class FL, 3.039% (1-month USLIBOR +0.600%), 11/15/2031	687,225
361,904		Series 2386, Class FE, 3.139% (1-month USLIBOR +0.700%), 6/15/2031	366,088
147,131		Series 2389, Class FI, 3.189% (1-month USLIBOR +0.750%), 6/15/2031	149,091
34,924		Series 2395, Class FT, 2.889% (1-month USLIBOR +0.450%), 12/15/2031	35,090
74,008		Series 2396, Class FL, 3.039% (1-month USLIBOR +0.600%), 12/15/2031	74,476
418,883		Series 2412, Class OF, 3.389% (1-month USLIBOR +0.950%), 12/15/2031	425,404
362,733		Series 2418, Class FO, 3.339% (1-month USLIBOR +0.900%), 2/15/2032	366,425
200,003		Series 242, Class F29, 2.689% (1-month USLIBOR +0.250%), 11/15/2036	199,183
155,764		Series 244, Class F22, 2.789% (1-month USLIBOR +0.350%), 12/15/2036	155,489
366,994		Series 244, Class F30, 2.739% (1-month USLIBOR +0.300%), 12/15/2036	366,121
129,795		Series 2451, Class FC, 3.439% (1-month USLIBOR +1.000%), 5/15/2031	132,071
12,738		Series 2452, Class FG, 2.989% (1-month USLIBOR +0.550%), 3/15/2032	12,850
193,310		Series 2460, Class FE, 3.439% (1-month USLIBOR +1.000%), 6/15/2032	196,815
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal Home Loan Mortgage Corporation REMIC—continued
$98,328		Series 2470, Class FI, 2.839% (1-month USLIBOR +0.400%), 10/15/2026	$98,688
131,589		Series 2470, Class FW, 3.439% (1-month USLIBOR +1.000%), 5/15/2031	133,804
125,990		Series 2470, Class FX, 3.439% (1-month USLIBOR +1.000%), 5/15/2031	128,111
194,179		Series 2470, Class GF, 3.439% (1-month USLIBOR +1.000%), 6/15/2032	197,699
100,811		Series 2471, Class FS, 2.939% (1-month USLIBOR +0.500%), 2/15/2032	101,370
469,441		Series 2475, Class FL, 3.439% (1-month USLIBOR +1.000%), 2/15/2032	478,076
312,960		Series 2476, Class FC, 3.439% (1-month USLIBOR +1.000%), 2/15/2032	318,717
198,724		Series 2477, Class FD, 2.839% (1-month USLIBOR +0.400%), 7/15/2032	199,380
283,020		Series 2479, Class FA, 2.839% (1-month USLIBOR +0.400%), 8/15/2032	283,613
96,654		Series 2481, Class FC, 3.439% (1-month USLIBOR +1.000%), 5/15/2031	98,215
226,414		Series 2493, Class F, 2.839% (1-month USLIBOR +0.400%), 9/15/2029	227,050
345,569		Series 2495, Class F, 2.839% (1-month USLIBOR +0.400%), 9/15/2032	346,641
200,945		Series 2498, Class HF, 3.439% (1-month USLIBOR +1.000%), 6/15/2032	204,588
113,320		Series 2504, Class FP, 2.939% (1-month USLIBOR +0.500%), 3/15/2032	113,951
417,025		Series 2526, Class FC, 2.839% (1-month USLIBOR +0.400%), 11/15/2032	417,167
351,425		Series 2530, Class FK, 2.839% (1-month USLIBOR +0.400%), 6/15/2029	351,886
565,159		Series 2551, Class FD, 2.839% (1-month USLIBOR +0.400%), 1/15/2033	566,192
303,295		Series 2571, Class FK, 2.939% (1-month USLIBOR +0.500%), 9/15/2023	304,298
104,299		Series 2610, Class FD, 2.939% (1-month USLIBOR +0.500%), 12/15/2032	104,894
1,780,198		Series 2631, Class FC, 2.839% (1-month USLIBOR +0.400%), 6/15/2033	1,783,768
388,787		Series 2671, Class F, 2.889% (1-month USLIBOR +0.450%), 9/15/2033	390,358
514,891		Series 2684, Class FV, 3.339% (1-month USLIBOR +0.900%), 10/15/2033	523,472
1,867,278		Series 2750, Class FG, 2.839% (1-month USLIBOR +0.400%), 2/15/2034	1,868,676
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal Home Loan Mortgage Corporation REMIC—continued
$4,301,383		Series 2750, Class FH, 2.939% (1-month USLIBOR +0.500%), 2/15/2034	$4,328,745
132,966		Series 2763, Class FB, 2.789% (1-month USLIBOR +0.350%), 4/15/2032	132,941
381,966		Series 2796, Class FD, 2.789% (1-month USLIBOR +0.350%), 7/15/2026	382,837
1,045,379		Series 2812, Class LF, 2.839% (1-month USLIBOR +0.400%), 6/15/2034	1,046,959
686,034		Series 3036, Class NF, 2.739% (1-month USLIBOR +0.300%), 8/15/2035	683,584
143,352		Series 3085, Class FW, 3.139% (1-month USLIBOR +0.700%), 8/15/2035	145,310
895,863		Series 3085, Class VF, 2.759% (1-month USLIBOR +0.320%), 12/15/2035	893,699
909,184		Series 3184, Class JF, 2.839% (1-month USLIBOR +0.400%), 7/15/2036	909,604
770,786		Series 3191, Class FE, 2.839% (1-month USLIBOR +0.400%), 7/15/2036	770,865
85,332		Series 3300, Class FA, 2.739% (1-month USLIBOR +0.300%), 8/15/2035	85,013
85,635		Series 3325, Class NF, 2.739% (1-month USLIBOR +0.300%), 8/15/2035	85,315
1,093,731		Series 3380, Class FP, 2.789% (1-month USLIBOR +0.350%), 11/15/2036	1,091,108
817,339		Series 3542, Class NF, 3.189% (1-month USLIBOR +0.750%), 7/15/2036	827,287
		TOTAL	26,618,515
		Federal National Mortgage Association REMIC—9.7%
168,066		Series 1993-165, Class FE, 3.579% (1-month USLIBOR +1.150%), 9/25/2023	169,674
78,938		Series 1993-62, Class FA, 2.158% (Cost of Funds—11th District - San Francisco +1.200%), 4/25/2023	79,516
132,110		Series 1998-22, Class FA, 2.840% (1-month USLIBOR +0.400%), 4/18/2028	132,196
35,969		Series 2000-34, Class F, 2.879% (1-month USLIBOR +0.450%), 10/25/2030	36,040
27,175		Series 2000-37, Class FA, 2.929% (1-month USLIBOR +0.500%), 11/25/2030	27,231
51,944		Series 2001-34, Class FB, 2.740% (1-month USLIBOR +0.300%), 12/18/2028	51,879
58,210		Series 2001-34, Class FL, 2.929% (1-month USLIBOR +0.500%), 8/25/2031	58,570
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal National Mortgage Association REMIC—continued
$427,122		Series 2001-46, Class F, 2.840% (1-month USLIBOR +0.400%), 9/18/2031	$428,549
217,092		Series 2001-53, Class FX, 2.779% (1-month USLIBOR +0.350%), 10/25/2031	216,497
546,632		Series 2001-56, Class FG, 2.929% (1-month USLIBOR +0.500%), 10/25/2031	549,523
179,596		Series 2001-68, Class FD, 2.929% (1-month USLIBOR +0.500%), 12/25/2031	180,358
335,874		Series 2002-17, Class JF, 3.429% (1-month USLIBOR +1.000%), 4/25/2032	342,058
330,802		Series 2002-34, Class FC, 3.440% (1-month USLIBOR +1.000%), 12/18/2031	336,705
203,061		Series 2002-37, Class F, 3.229% (1-month USLIBOR +0.800%), 11/25/2031	205,434
11,468		Series 2002-39, Class FB, 2.990% (1-month USLIBOR +0.550%), 3/18/2032	11,570
209,467		Series 2002-4, Class FJ, 2.879% (1-month USLIBOR +0.450%), 2/25/2032	210,413
108,626		Series 2002-41, Class F, 2.979% (1-month USLIBOR +0.550%), 7/25/2032	109,261
1,029,708		Series 2002-47, Class NF, 3.429% (1-month USLIBOR +1.000%), 4/25/2032	1,047,167
153,156		Series 2002-52, Class FD, 2.929% (1-month USLIBOR +0.500%), 9/25/2032	154,249
206,136		Series 2002-53, Class FG, 3.529% (1-month USLIBOR +1.100%), 7/25/2032	210,664
694,126		Series 2002-58, Class FD, 3.029% (1-month USLIBOR +0.600%), 8/25/2032	700,484
241,151		Series 2002-64, Class FJ, 3.429% (1-month USLIBOR +1.000%), 4/25/2032	245,645
177,217		Series 2002-74, Class FV, 2.879% (1-month USLIBOR +0.450%), 11/25/2032	178,013
142,219		Series 2002-75, Class FD, 3.440% (1-month USLIBOR +1.000%), 11/18/2032	144,857
506,563		Series 2002-77, Class FH, 2.840% (1-month USLIBOR +0.400%), 12/18/2032	507,193
250,976		Series 2002-8, Class FA, 3.190% (1-month USLIBOR +0.750%), 3/18/2032	254,380
91,201		Series 2002-82, Class FB, 2.929% (1-month USLIBOR +0.500%), 12/25/2032	91,728
363,133		Series 2002-82, Class FC, 3.429% (1-month USLIBOR +1.000%), 9/25/2032	369,532
143,631		Series 2002-82, Class FG, 2.879% (1-month USLIBOR +0.450%), 12/25/2032	144,205
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal National Mortgage Association REMIC—continued
$624,162		Series 2002-89, Class F, 2.729% (1-month USLIBOR +0.300%), 1/25/2033	$624,128
258,064		Series 2002-9, Class FH, 2.929% (1-month USLIBOR +0.500%), 3/25/2032	259,778
145,251		Series 2002-90, Class FH, 2.929% (1-month USLIBOR +0.500%), 9/25/2032	146,075
1,411,112		Series 2002-93, Class FJ, 2.979% (1-month USLIBOR +0.550%), 1/25/2033	1,422,257
296,458		Series 2003-102, Class FT, 2.829% (1-month USLIBOR +0.400%), 10/25/2033	297,456
800,726		Series 2003-107, Class FD, 2.929% (1-month USLIBOR +0.500%), 11/25/2033	805,712
1,935,373		Series 2003-116, Class HF, 2.979% (1-month USLIBOR +0.550%), 11/25/2033	1,951,461
591,345		Series 2003-121, Class FD, 2.829% (1-month USLIBOR +0.400%), 12/25/2033	592,537
198,977		Series 2003-14, Class FT, 2.929% (1-month USLIBOR +0.500%), 3/25/2033	200,198
351,745		Series 2003-19, Class FY, 2.829% (1-month USLIBOR +0.400%), 3/25/2033	352,390
156,347		Series 2003-2, Class FA, 2.929% (1-month USLIBOR +0.500%), 2/25/2033	157,251
278,004		Series 2003-21, Class TF, 2.879% (1-month USLIBOR +0.450%), 3/25/2033	279,077
493,915		Series 2003-66, Class FA, 2.779% (1-month USLIBOR +0.350%), 7/25/2033	493,898
584,790		Series 2003-79, Class FC, 2.879% (1-month USLIBOR +0.450%), 8/25/2033	586,395
1,106,370		Series 2004-17, Class FT, 2.829% (1-month USLIBOR +0.400%), 4/25/2034	1,108,845
1,024,451		Series 2004-2, Class FW, 2.829% (1-month USLIBOR +0.400%), 2/25/2034	1,026,107
811,362		Series 2004-49, Class FN, 2.829% (1-month USLIBOR +0.400%), 7/25/2034	812,881
1,994,176		Series 2004-49, Class FQ, 2.879% (1-month USLIBOR +0.450%), 7/25/2034	2,000,574
1,617,158		Series 2004-51, Class FY, 2.809% (1-month USLIBOR +0.380%), 7/25/2034	1,617,118
691,494		Series 2004-53, Class FC, 2.879% (1-month USLIBOR +0.450%), 7/25/2034	694,516
503,101		Series 2004-64, Class FW, 2.879% (1-month USLIBOR +0.450%), 8/25/2034	506,061
749,072		Series 2005-104, Class FA, 2.829% (1-month USLIBOR +0.400%), 12/25/2035	749,540
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal National Mortgage Association REMIC—continued
$333,641		Series 2006-60, Class FD, 2.859% (1-month USLIBOR +0.430%), 4/25/2035	$333,766
3,243,237		Series 2006-75, Class FP, 2.729% (1-month USLIBOR +0.300%), 8/25/2036	3,231,839
657,485		Series 2006-79, Class DF, 2.779% (1-month USLIBOR +0.350%), 8/25/2036	656,702
999,478		Series 2006-81, Class FA, 2.779% (1-month USLIBOR +0.350%), 9/25/2036	998,773
2,094,299		Series 2006-90, Class FE, 2.879% (1-month USLIBOR +0.450%), 9/25/2036	2,102,300
1,122,133		Series 2006-98, Class FB, 2.739% (1-month USLIBOR +0.310%), 10/25/2036	1,118,636
3,496,683		Series 2006-W1, Class 2AF1, 2.649% (1-month USLIBOR +0.220%), 2/25/2046	3,468,955
1,125,521		Series 2008-52, Class FD, 2.779% (1-month USLIBOR +0.350%), 6/25/2036	1,122,940
18,076,510		Series 2012-116, Class FA, 2.729% (1-month USLIBOR +0.300%), 10/25/2042	17,987,772
7,253,333		Series 2016-63, Class AF, 2.929% (1-month USLIBOR +0.500%), 9/25/2046	7,256,984
15,795,320		Series 2018-95, Class FB, 2.829% (1-month USLIBOR +0.400%), 1/25/2049	15,772,738
		TOTAL	77,929,251
		Government National Mortgage Association REMIC—41.4%
55,976		Series 2001-21, Class FB, 2.837% (1-month USLIBOR +0.400%), 1/16/2027	55,995
114,629		Series 2001-22, Class FG, 2.787% (1-month USLIBOR +0.350%), 5/16/2031	114,710
299,395		Series 2004-59, Class FV, 2.690% (1-month USLIBOR +0.250%), 10/20/2033	298,554
846,755		Series 2009-96, Class GF, 2.887% (1-month USLIBOR +0.450%), 4/16/2039	848,389
12,730,528		Series 2010-62, Class PF, 2.940% (1-month USLIBOR +0.500%), 5/20/2040	12,788,976
7,365,300		Series 2011-23, Class KF, 2.837% (1-month USLIBOR +0.400%), 2/16/2041	7,368,679
5,827,784		Series 2011-51, Class FA, 2.840% (1-month USLIBOR +0.400%), 4/20/2041	5,825,994
13,037,497		Series 2011-H07, Class FA, 2.993% (1-month USLIBOR +0.500%), 2/20/2061	13,040,020
20,750,960		Series 2012-H15, Class FB, 2.993% (1-month USLIBOR +0.500%), 6/20/2062	20,755,233
Annual Shareholder Report

Principal Amount			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Government National Mortgage Association REMIC—continued
$5,676,550		Series 2012-H18, Class FA, 3.043% (1-month USLIBOR +0.550%), 8/20/2062	$5,682,315
4,974,162		Series 2012-H18, Class SA, 3.073% (1-month USLIBOR +0.580%), 8/20/2062	4,987,100
9,935,643		Series 2012-H24, Class FC, 2.893% (1-month USLIBOR +0.400%), 10/20/2062	9,908,886
22,237,567		Series 2012-H25, Class BF, 2.873% (1-month USLIBOR +0.380%), 9/20/2062	22,191,886
18,422,366		Series 2012-H29, Class BF, 2.833% (1-month USLIBOR +0.340%), 11/20/2062	18,369,108
16,386,069		Series 2012-H29, Class CF, 2.833% (1-month USLIBOR +0.340%), 2/20/2062	16,306,946
2,505,082		Series 2012-H30, Class SA, 2.863% (1-month USLIBOR +0.370%), 12/20/2062	2,494,022
11,344,086		Series 2012-H31, Class FA, 2.843% (1-month USLIBOR +0.350%), 11/20/2062	11,309,118
25,838,233		Series 2015-H02, Class FA, 3.143% (1-month USLIBOR +0.650%), 1/20/2065	25,862,867
26,435,605		Series 2015-H06, Class FB, 3.143% (1-month USLIBOR +0.650%), 2/20/2065	26,461,393
4,235,896		Series 2016-116, Class DF, 2.840% (1-month USLIBOR +0.400%), 9/20/2046	4,229,410
22,469,118		Series 2016-120, Class FA, 2.840% (1-month USLIBOR +0.400%), 9/20/2046	22,385,897
18,428,948		Series 2016-147, Class AF, 2.840% (1-month USLIBOR +0.400%), 10/20/2046	18,389,060
17,684,639		Series 2017-4, Class FA, 2.840% (1-month USLIBOR +0.400%), 1/20/2047	17,622,783
29,331,013		Series 2019-10, Class FC, 2.890% (1-month USLIBOR +0.450%), 1/20/2049	29,352,348
36,175,238		Series 2019-6, Class FJ, 2.840% (1-month USLIBOR +0.400%), 1/20/2049	36,120,125
		TOTAL	332,769,814
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $441,173,743)	440,337,172
		GOVERNMENT AGENCIES—10.7%
	[2]	Federal Farm Credit Bank System Discount Notes—0.6%
5,000,000		2.680%, 12/12/2019	4,937,867
Annual Shareholder Report

Principal Amount			Value
		GOVERNMENT AGENCIES—continued
	[1]	Federal Farm Credit Bank System Floating Rate Notes—1.4%
$5,000,000		2.451% (1-month USLIBOR -0.015%), 4/8/2020	$4,999,215
1,250,000		2.520% (Secured Overnight Financing Rate +0.120%), 3/18/2021	1,249,630
5,000,000		2.630% (1-month USLIBOR +0.190%), 9/20/2019	5,002,391
		TOTAL	11,251,236
		Federal Farm Credit System—0.3%
2,000,000		1.520%, 2/3/2020	1,990,999
		Federal Home Loan Bank Notes—1.0%
1,000,000		2.510%, 5/28/2020	1,000,632
7,000,000		2.580%, 3/30/2020	7,006,004
		TOTAL	8,006,636
	[2]	Federal Home Loan Bank System Discount Notes—1.2%
5,000,000		2.375%, 11/13/2019	4,947,025
5,000,000		2.440%, 10/21/2019	4,954,500
		TOTAL	9,901,525
	[1]	Federal Home Loan Bank System Floating Rate Notes—4.4%
10,000,000		2.324% (1-month USLIBOR -0.125%), 6/14/2019	9,999,640
10,000,000		2.347% (1-month USLIBOR -0.120%), 6/4/2019	9,999,890
10,000,000		2.382% (1-month USLIBOR -0.055%), 12/16/2019	9,994,384
5,000,000		2.505% (Secured Overnight Financing Rate +0.105%), 10/1/2020	5,000,616
		TOTAL	34,994,530
		Federal Home Loan Mortgage Corporation—1.5%
5,000,000		0.875%, 7/19/2019	4,990,003
2,000,000		2.510%, 6/3/2020	2,000,553
5,000,000		2.520%, 4/15/2020	5,003,494
		TOTAL	11,994,050
		Federal National Mortgage Association—0.3%
750,000		1.250%, 8/23/2019	748,045
2,000,000		1.250%, 8/26/2019	1,994,644
		TOTAL	2,742,689
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $85,790,127)	85,819,532
		MORTGAGE-BACKED SECURITIES—1.2%
		Federal National Mortgage Association—1.2%
9,438,710		3.000%, 11/1/2033	9,601,882
47,694		7.500%, 1/1/2032	54,788
160,078		7.500%, 8/1/2032	184,718
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $9,744,593)	9,841,388
Annual Shareholder Report

Principal Amount			Value
		U.S. TREASURY—3.7%
		U.S. Treasury Notes—3.7%
$10,000,000	[1]	United States Treasury Floating Rate Notes, 2.438% (91-day T-Bill +0.115%), 6/4/2019	$10,000,658
5,000,000	[1]	United States Treasury Floating Rate Notes, 2.462% (91-day T-Bill +0.139%), 6/4/2019	4,999,149
15,000,000		United States Treasury Note, 3.375%, 11/15/2019	15,064,218
		TOTAL U.S. TREASURY (IDENTIFIED COST $30,051,697)	30,064,025
		REPURCHASE AGREEMENTS—29.4%
136,215,000		Interest in $455,000,000 joint repurchase agreement 2.50%, dated 5/31/2019 under which Bank of America, N.A. will repurchase securities provided as collateral for $455,094,792 on 6/3/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 6/20/2046 and the market value of those underlying securities was $464,196,688.	136,215,000
100,000,000		Interest in $640,000,000 joint repurchase agreement 2.51%, dated 5/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $640,133,867 on 6/3/2019. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 5/20/2069 and the market value of those underlying securities was $658,791,485.	100,000,000
		TOTAL REPURCHASE AGREEMENTS (IDENTIFIED COST $236,215,000)	236,215,000
		TOTAL INVESTMENT IN SECURITIES—100.5% (IDENTIFIED COST $808,105,761)[3]	807,465,278
		OTHER ASSETS AND LIABILITIES - NET—(0.5)%[4]	(3,986,411)
		TOTAL NET ASSETS—100%	$803,478,867
1	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
2	Discount rate at time of purchase.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2019.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of May 31, 2019, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Period Ended 5/31/2019[1]	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.83	$9.83	$9.82	$9.87	$9.88	$9.89
Income From Investment Operations:
Net investment income (loss)	0.15[2]	0.09[2]	0.03[2]	(0.01)[2]	(0.02)[2]	(0.02)
Net realized and unrealized gain (loss)	(0.00)[3]	0.00[3]	0.00[3]	(0.04)	0.01	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.15	0.09	0.03	(0.05)	(0.01)	(0.01)
Less Distributions:
Distributions from net investment income	(0.15)	(0.09)	(0.02)	(0.00)[3]	—	—
Distributions from net realized gain	—	(0.00)[3]	(0.00)[3]	—	—	—
TOTAL DISTRIBUTIONS	(0.15)	(0.09)	(0.02)	(0.00)[3]	—	—
Net Asset Value, End of Period	$9.83	$9.83	$9.83	$9.82	$9.87	$9.88
Total Return[4]	1.49%	0.95%	0.35%	(0.49)%	(0.10)%	(0.10)%
Ratios to Average Net Assets:
Net expenses	0.71%[5]	0.71%	0.71%	0.70%	0.70%	0.70%
Net investment income (loss)	1.78%[5]	0.91%	0.25%	(0.08)%	(0.19)%	(0.18)%
Expense waiver/reimbursement[6]	0.27%[5]	0.33%	0.33%	0.37%	0.36%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$7,551	$7,283	$9,318	$8,265	$14,369	$22,915
Portfolio turnover	31%	18%	19%	8%	22%	9%
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Period Ended 5/31/2019[1]	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.89	$9.89	$9.87	$9.92	$9.91	$9.90
Income From Investment Operations:
Net investment income (loss)	0.18	0.14[2]	0.07	0.04[2]	0.03[2]	0.03
Net realized and unrealized gain (loss)	(0.00)[3]	0.00[3]	0.02	(0.05)	0.01	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.18	0.14	0.09	(0.01)	0.04	0.04
Less Distributions:
Distributions from net investment income	(0.18)	(0.14)	(0.07)	(0.04)	(0.03)	(0.03)
Distributions from net realized gain	—	(0.00)[3]	(0.00)[3]	—	—	—
TOTAL DISTRIBUTIONS	(0.18)	(0.14)	(0.07)	(0.04)	(0.03)	(0.03)
Net Asset Value, End of Period	$9.89	$9.89	$9.89	$9.87	$9.92	$9.91
Total Return[4]	1.87%	1.40%	0.90%	(0.11)%	0.36%	0.37%
Ratios to Average Net Assets:
Net expenses	0.26%[5]	0.26%	0.26%	0.25%	0.25%	0.25%
Net investment income	2.24%[5]	1.37%	0.70%	0.39%	0.26%	0.27%
Expense waiver/reimbursement[6]	0.22%[5]	0.27%	0.27%	0.31%	0.31%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$548,896	$455,799	$580,916	$525,218	$534,159	$603,301
Portfolio turnover	31%	18%	19%	8%	22%	9%
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Period Ended 5/31/2019[1]	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.89	$9.88	$9.87	$9.92	$9.91	$9.90
Income From Investment Operations:
Net investment income (loss)	0.18	0.13[2]	0.06	0.03[2]	0.02[2]	0.02
Net realized and unrealized gain (loss)	(0.01)	0.01	0.01	(0.05)	0.01	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.17	0.14	0.07	(0.02)	0.03	0.03
Less Distributions:
Distributions from net investment income	(0.18)	(0.13)	(0.06)	(0.03)	(0.02)	(0.02)
Distributions from net realized gain	—	(0.00)[3]	(0.00)[3]	—	—	—
TOTAL DISTRIBUTIONS	(018)	(0.13)	(0.06)	(0.03)	(0.02)	(0.02)
Net Asset Value, End of Period	$9.88	$9.89	$9.88	$9.87	$9.92	$9.91
Total Return[4]	1.69%	1.40%	0.70%	(0.21)%	0.26%	0.27%
Ratios to Average Net Assets:
Net expenses	0.36%[5]	0.36%	0.36%	0.35%	0.35%	0.35%
Net investment income	2.13%[5]	1.27%	0.58%	0.29%	0.16%	0.17%
Expense waiver/reimbursement[6]	0.22%[5]	0.27%	0.28%	0.32%	0.31%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$211,677	$222,133	$254,978	$308,777	$346,922	$451,554
Portfolio turnover	31%	18%	19%	8%	22%	9%
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Period Ended 5/31/2019[1]	Year Ended July 31,		Period Ended 7/31/2016[2]
		2018	2017
Net Asset Value, Beginning of Period	$9.89	$9.89	$9.87	$9.86
Income From Investment Operations:
Net investment income (loss)	0.18	0.15[3]	0.09[3]	0.02[3]
Net realized and unrealized gain (loss)	(0.00)[4]	(0.01)	(0.00)[4]	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.18	0.14	0.09	0.03
Less Distributions:
Distributions from net investment income	(0.18)	(0.14)	(0.07)	(0.02)
Distributions from net realized gain	—	(0.00)[4]	(0.00)[4]	—
TOTAL DISTRIBUTIONS	(0.18)	(0.14)	(0.07)	(0.02)
Net Asset Value, End of Period	$9.89	$9.89	$9.89	$9.87
Total Return[5]	1.89%	1.42%	0.92%	0.28%
Ratios to Average Net Assets:
Net expenses	0.24%[6]	0.24%	0.24%	0.23%[6]
Net investment income	2.27%[6]	1.49%	0.91%	0.66%[6]
Expense waiver/reimbursement[7]	0.19%[6]	0.24%	0.25%	0.24%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$35,355	$18,767	$5,002	$59
Portfolio turnover	31%	18%	19%	8%[8]
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
2	Reflects operations for the period from March 29, 2016 (date of initial investment) to July 31, 2016.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
May 31, 20191
Assets:
Investment in repurchase agreements		$236,215,000
Investment in securities		571,250,278
Investment in securities, at value (identified cost $808,105,761)		$807,465,278
Cash		991
Income receivable		497,611
Receivable for shares sold		1,168,226
TOTAL ASSETS		809,132,106
Liabilities:
Payable for investments purchased	2,000,000
Payable for shares redeemed	3,365,205
Income distribution payable	117,634
Payable for investment adviser fee (Note 5)	2,537
Payable for administrative fees (Note 5)	1,751
Payable for transfer agent fee	—
Payable for Directors'/Trustees' fees (Note 5)	1,447
Payable for portfolio accounting fees	—
Payable for distribution services fee (Note 5)	1,039
Payable for other service fees (Note 2)	19,947
Accrued expenses (Note 5)	143,679
TOTAL LIABILITIES		5,653,239
Net assets for 81,286,624 shares outstanding		$803,478,867
Net Assets Consist of:
Paid-in capital		$805,060,214
Total distributable earnings (loss)		(1,581,347)
TOTAL NET ASSETS		$803,478,867
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($7,551,047 ÷ 767,984 shares outstanding), no par value, unlimited shares authorized	$9.83
Offering price per share (100/98.00 of $9.83)	$10.03
Redemption proceeds per share	$9.83
Institutional Shares:
Net asset value per share ($548,895,675 ÷ 55,526,607 shares outstanding), no par value, unlimited shares authorized	$9.89
Offering price per share	$9.89
Redemption proceeds per share	$9.89
Service Shares:
Net asset value per share ($211,677,112 ÷ 21,415,847 shares outstanding), no par value, unlimited shares authorized	$9.88
Offering price per share	$9.88
Redemption proceeds per share	$9.88
Class R6 Shares:
Net asset value per share ($35,355,033 ÷ 3,576,186 shares outstanding), no par value, unlimited shares authorized	$9.89
Offering price per share	$9.89
Redemption proceeds per share	$9.89
1	The Fund has changed its fiscal year end from July 31 to May 31.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
	Period Ended 5/31/2019[1]	Year Ended 7/31/2018
Investment Income:
Interest	$16,763,644	$13,730,207
Expenses:
Investment adviser fee (Note 5)	$2,010,511	$2,916,468
Administrative fee (Note 5)	538,730	674,883
Custodian fees	43,041	45,009
Transfer agent fee (Note 2)	372,555	460,994
Directors'/Trustees' fees (Note 5)	8,973	9,343
Auditing fees	29,700	28,700
Legal fees	12,441	9,356
Portfolio accounting fees	124,557	158,072
Distribution services fee (Note 5)	15,908	20,263
Other service fees (Note 2)	199,630	255,035
Share registration costs	47,170	68,794
Printing and postage	21,314	22,473
Miscellaneous (Note 5)	28,953	49,857
TOTAL EXPENSES	3,453,483	4,719,247
Waivers and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(1,300,336)	$(2,064,089)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(181,582)	(220,401)
TOTAL WAIVERS AND REIMBURSEMENT	(1,481,918)	(2,284,490)
Net expenses	1,971,565	2,434,757
Net investment income	14,792,079	11,295,450
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(985,634)	(31)
Net change in unrealized depreciation of investments	856,352	149,022
Net realized and unrealized loss on investments	(129,282)	148,991
Change in net assets resulting from operations	$14,662,797	$11,444,441
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
	Period Ended 5/31/2019[1]	Year Ended 7/31/2018	Year Ended 7/31/2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,792,079	$11,295,450	$5,352,363
Net realized gain (loss)	(985,634)	(31)	1,271
Net change in unrealized appreciation/depreciation	856,352	149,022	1,372,173
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,662,797	11,444,441	6,725,807
Distributions to Shareholders (Note 2):
Class A Shares	(113,305)	(74,516)	(25,163)
Institutional Shares	(10,174,096)	(8,124,748)	(3,668,540)
Service Shares	(3,941,500)	(3,015,318)	(1,659,814)
Class R6 Shares	(551,791)	(158,842)	(15,892)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,780,692)	(11,373,424)	(5,369,409)
Share Transactions:
Proceeds from sale of shares	477,943,290	395,037,474	491,442,598
Net asset value of shares issued to shareholders in payment of distributions declared	13,727,083	10,643,366	5,015,775
Cost of shares redeemed	(392,056,223)	(551,981,728)	(489,921,133)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	99,614,150	(146,300,888)	6,537,240
Change in net assets	99,496,255	(146,229,871)	7,893,638
Net Assets:
Beginning of period	703,982,612	850,212,483	842,318,845
End of period	$803,478,867	$703,982,612	$850,212,483
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
May 31, 2019
1. ORGANIZATION
Federated Institutional Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Government Ultrashort Duration Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Fund's investment objective is current income.
Effective May 31, 2019, the Fund has changed its fiscal year end from July 31 to May 31.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not
Annual Shareholder Report

representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. For the period ended May 31, 2019 and year ended July 31, 2018, the detail of the total fund expense waivers and reimbursement of $1,481,918 and $2,284,490, respectively, is disclosed in various locations in this Note 2 and Note 5. For the period ended May 31, 2019 and year ended July 31, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred		Transfer Agent Fees Reimbursed
	Period Ended 5/31/2019	Year Ended 7/31/2018	Period Ended 5/31/2019	Year Ended 7/31/2018
Class A Shares	$3,881	$5,163	$—	$—
Institutional Shares	257,360	317,008	(123,226)	(145,075)
Service Shares	109,023	137,880	(53,623)	(68,473)
Class R6 Shares	2,291	943	—	—
TOTAL	$372,555	$460,994	$(176,849)	$(213,548)
Annual Shareholder Report

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the years ended July 31, 2018 and 2017, were from the following sources:
Net investment income	Year Ended July 31,
	2018	2017
Class A Shares	$74,505	$23,903
Institutional Shares	$8,123,828	$3,606,998
Service Shares	$3,014,988	$1,620,056
Class R6 Shares	$158,832	$15,735

Net realized gain	Year Ended July 31,
	2018	2017
Class A Shares	$11	$1,260
Institutional Shares	$920	$61,542
Service Shares	$330	$39,758
Class R6 Shares	$10	$157
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the period ended May 31, 2019 and the year ended July 31, 2018, other service fees for the Fund were as follows:
	Other Service Fees Incurred
	Period Ended 5/31/2019	Year Ended 7/31/2018
Class A Shares	$15,452	$ 20,263
Service Shares	184,178	234,772
TOTAL	$199,630	$255,035
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended May 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Period Ended 5/31/2019[1]		Year Ended 7/31/2018		Year Ended 7/31/2017
Class A Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	387,934	$3,814,854	233,446	$2,294,134	599,469	$5,886,020
Shares issued to shareholders in payment of distributions declared	11,382	111,917	7,473	73,458	2,528	24,840
Shares redeemed	(371,952)	(3,658,069)	(447,999)	(4,402,292)	(496,303)	(4,875,214)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	27,364	$268,702	(207,080)	$(2,034,700)	105,694	$1,035,646

	Period Ended 5/31/2019[1]		Year Ended 7/31/2018		Year Ended 7/31/2017
Institutional Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,521,265	$390,676,386	33,038,086	$326,537,886	43,683,442	$431,361,732
Shares issued to shareholders in payment of distributions declared	936,992	9,263,885	752,876	7,442,067	336,851	3,327,771
Shares redeemed	(31,033,038)	$(306,780,646)	(46,449,123)	$(459,122,861)	(38,478,648)	$(379,856,808)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	9,425,219	$93,159,625	(12,658,161)	$(125,142,908)	5,541,645	$54,832,695
Annual Shareholder Report

	Period Ended 5/31/2019[1]		Year Ended 7/31/2018		Year Ended 7/31/2017
Service Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,700,279	$46,455,244	3,497,531	$34,557,728	4,293,252	$42,376,206
Shares issued to shareholders in payment of distributions declared	395,113	3,905,601	302,802	2,991,927	166,849	1,647,292
Shares redeemed	(6,147,986)	(60,764,729)	(7,128,373)	(70,432,082)	(9,956,925)	(98,292,423)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(1,052,594)	$(10,403,884)	(3,328,040)	$(32,882,427)	(5,496,824)	$(54,268,925)

	Period Ended 5/31/2019[1]		Year Ended 7/31/2018		Year Ended 7/31/2017
Class R6 Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,741,993	$36,996,806	3,202,174	$31,647,726	1,196,564	$11,818,640
Shares issued to shareholders in payment of distributions declared	45,079	445,680	13,751	135,914	1,605	15,872
Shares redeemed	(2,109,038)	(20,852,779)	(1,823,558)	(18,024,493)	(698,369)	(6,896,688)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	1,678,034	$16,589,707	1,392,367	$13,759,147	499,800	$ 4,937,824
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	10,078,023	$99,614,150	(14,800,914)	$(146,300,888)	650,315	$6,537,240
1	The Fund has changed its fiscal year end from July 31 to May 31. This period represents the ten-month period from August 1, 2018 to May 31, 2019.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended May 31, 2019 and the year ended July 31, 2018 were as follows:
	Period Ended 5/31/2019	Year Ended 7/31/2018
Ordinary income	$14,780,692	$11,372,154
Long-term capital gains	$—	$1,270
Annual Shareholder Report

As of May 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$44,801
Unrealized appreciation (depreciation)	$(640,483)
Capital loss carryforwards	$(985,665)
At May 31, 2019, the cost of investments for federal tax purposes was $808,105,761. The net unrealized depreciation of investments for federal tax purposes was $640,483. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $925,317 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,565,800.
At May 31, 2019, the Fund had a capital loss carryforward of $985,665 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$4,683	$980,982	$985,665
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Prior to June 28, 2018, the Adviser fee was 0.35% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the period ended May 31, 2019, the Adviser voluntarily waived $1,300,336 of its fee. For the year ended July 31, 2018, the Adviser voluntarily waived $2,064,089 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period ended May 31, 2019 and the year ended July 31, 2018, the annualized fee paid to FAS was 0.080% and 0.080%, respectively, of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Service Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the period ended May 31, 2019 and the year ended July 31, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred		Distribution Services Fees Waived
	Period Ended 5/31/2019	Year Ended 7/31/2018	Period Ended 5/31/2019	Year Ended 7/31/2018
Class A Shares	$15,908	$20,263	$(4,733)	$(6,853)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended May 31, 2019 and the year ended July 31, 2018, FSC retained $2,418 and $5,345, respectively, of fees paid by the Fund. For the period ended May 31, 2019 and the year ended July 31, 2018, the Fund's Service Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the period ended May 31, 2019 and the year ended July 31, 2018, FSC did not retain sales charges from the sale of the Class A Shares.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.71%,
Annual Shareholder Report

0.26%, 0.36% and 0.24% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended May 31, 2019, were as follows:
Purchases	$182,432,277
Sales	$62,315,849
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of May 31, 2019, the Fund had no outstanding loans. During the period ended May 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of the period ended May 31, 2019, there were no outstanding loans. During the period ended May 31, 2019, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated institutional trust and shareholders of Federated Government Ultrashort Duration Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Government Ultrashort Duration Fund (the “Fund”) (one of the portfolios constituting Federated Institutional Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2019, and the related statements of operations for the period from August 1, 2018 to May 31, 2019 and the year ended July 31, 2018, the statements of changes in net assets for the period from August 1, 2018 to May 31, 2019 and each of the two years in the period ended July 31, 2018, the financial highlights for the period from August 1, 2018 to May 31, 2019 and each of the five years in the period ended July 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Institutional Trust) at May 31, 2019, the results of its operations for the period from August 1, 2018 to May 31, 2019 and the year ended July 31, 2018, the changes in its net assets for the period from August 1, 2018 to May 31, 2019 and each of the two years in the period ended July 31, 2018 and its financial highlights for the period from August 1, 2018 to May 31, 2019 and each of the five years in the period ended July 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
July 23, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 to May 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 12/1/2018	Ending Account Value 5/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,009.60	$3.56
Institutional Shares	$1,000	$1,011.90	$1.30
Service Shares	$1,000	$1,011.50	$1.81
Class R6 Shares	$1,000	$1,012.00	$1.20
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.40	$3.58
Institutional Shares	$1,000	$1,023.60	$1.31
Service Shares	$1,000	$1,023.10	$1.82
Class R6 Shares	$1,000	$1,027.30	$1.21
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.71%
Institutional Shares	0.26%
Service Shares	0.36%
Class R6 Shares	0.24%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Government Ultrashort Duration Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in
Annual Shareholder Report

attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser, including the reasons for the Fund's performance, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The
Annual Shareholder Report

information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
In 2018, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed
Annual Shareholder Report

expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Government Ultrashort Duration Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420B706
CUSIP 31420B888
CUSIP 31420B805
CUSIP 31420B854
28968 (7/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal periods:

Fiscal period ended 2019 - $97,990

Fiscal year ended 2018 - $95,660

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal periods:

Fiscal period ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal periods:

Fiscal period ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal periods:

Fiscal period ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal period ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal period ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal period ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal period ended 2019 - $563,443

Fiscal year ended 2018 - $1,106,886

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involves the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders can vote on the election of members to the Hermes Fund’s committee is not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Institutional Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date July 23, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 23, 2019